INCOME TAXES	12 Months Ended
Dec. 31, 2023
INCOME TAXES
INCOME TAXES

NOTE 7 – INCOME TAXES

The Company has $17.6 million of net operating loss carryforwards and $0.3 million of research tax credit carryforwards as of December 31, 2023. The net operating loss carryforwards are indefinite lived and research tax credit carryforwards will expire in 2043. Net operating loss and tax credit carryforwards may become subject to annual limitations in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined by Sections 382 and 383 of the Internal Revenue Code as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities.

The components of the net deferred income tax asset at December 31, 2023 and 2022 are as follows:

	December 31, 2023	December 31, 2022
Deferred tax assets
Net operating loss carry forwards	$5,517,038	$3,359,183
Share-based compensation	3,255,964	2,262,381
Research and development credit carryforwards	331,671	141,671
Capitalized research and development	2,807,846	1,347,028
Other	10,945	—
Gross deferred tax assets	11,923,464	7,110,263
Less valuation allowance	(11,923,464)	(7,110,263)
Net deferred tax asset	$—	$—

The Tax Cuts and Jobs Act of 2017 (TCJA) amended IRC Section 174 to require capitalization of all research and developmental (R&D) costs incurred in tax years beginning after December 31, 2021. These costs are required to be amortized over five years if the R&D activities are performed in the U.S., or over 15 years if the activities were performed outside the U.S. The Company capitalized approximately $6.1 million and $4.8 million of R&D expenses for the years ended December 31, 2023 and 2022, respectively.

In assessing the realizability of deferred tax assets, the Company considers whether it is more-likely-than-not that some portion or all the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences representing net future deductible amounts become deductible. After consideration of all the evidence, both positive and negative, the Company has recorded a full valuation allowance against their net deferred tax assets at December 31, 2023 because the Company has concluded that it is more-likely-than-not that these assets will not be realized.

A reconciliation of income tax expense (benefit) at the statutory Federal income tax rate and income taxes as reflected in the financial statements for both years ended December 31, 2023 and 2022 is as follows:

	December 31, 2023	December 31, 2022
Federal income tax expense at statutory rate	21.0%	21.0%
State income tax, net of federal benefit	10.4	14.4
Permanent differences	1.6	(0.5)
Research and development tax credit	—	0.3
Change in valuation allowance	(33.0)	(35.2)
Effective income tax rate	—%	—%

The Company files income tax returns in the U.S. and the State of New York. The tax years 2021 and thereafter are open and potentially subject to examination by the federal and state taxing authorities. The Company is currently not under examination by the Internal Revenue Service (“IRS”) or any other jurisdictions for any tax years and has no knowledge of any pending examinations by the IRS or any other jurisdictions. To the extent the Company utilizes any tax attributes from a tax period that may otherwise be closed due to statute expiration, the IRS, state tax authorities, or other governing parties may still adjust the tax attributes upon their examination of the future period in which the attribute was utilized. There are no uncertain tax positions recorded for any federal or state positions at December 31, 2023 and 2022. The Company’s policy is to record interest and penalties related to tax matters in income tax expense.